SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               UNIONBANCORP, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
    -------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction: NA
    -------------------------------------------------------------------------
    (5) Total fee paid: NA
    -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: NA
    (2) Form, Schedule or Registration Statement No.: NA
    (3) Filing Party: NA
    (4) Date Filed: NA
Notes:

                              UB [LOGO OF UNION BANCORP]
                              UNION BANCORP, INC.


                                 March 16, 2001

Dear Fellow Stockholder:

         You are cordially invited to attend UnionBancorp, Inc.'s annual meeting of stockholders at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 24, 2001, at 10:00 a.m. At the meeting, we will report to you on the progress of UnionBancorp and respond to your comments or questions. Moreover, several of our management people will be available to talk individually with you about our record of achievement and plans for the future.

         Your board of directors has nominated four persons to serve as Class III directors on the board of directors. Their names appear in the enclosed proxy material. All four of the nominees are incumbent directors. We recommend that you vote your shares for the nominees.

         We encourage you to attend the meeting in person. Because it is important that your shares be represented at the meeting, please sign and return the enclosed proxy, whether or not you plan to attend the meeting.

         We look forward with pleasure to seeing and visiting with you at the meeting.

                                               With best personal wishes,

                                               /s/ CHARLES J. GRAKO
                                               --------------------------------
                                               Charles J. Grako
                                               President and
                                               Chief Executive Officer


            321 WEST MAIN STREET o OTTAWA ILLINOIS o (815) 431-2720

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                              UB [LOGO OF UNION BANCORP]
                              UNION BANCORP, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2001
                    ----------------------------------------


TO HOLDERS OF COMMON STOCK:

         The annual meeting of stockholders of UnionBancorp, Inc., a Delaware corporation, will be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 24, 2001, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

         1.    to elect four Class III directors.

         2. to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the meeting. Only those stockholders of record as of the close of business on March 2, 2001, shall be entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit our further solicitation of proxies.

                                     By Order of the Board of Directors

                                     /s/ CHARLES J. GRAKO
                                     ------------------------------------------
                                     Charles J. Grako
                                     President and
                                     Chief Executive Officer

Ottawa, Illinois
March 16, 2001

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IT IS HOPED THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

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                              UB [LOGO OF UNION BANCORP]
                              UNION BANCORP, INC.


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation by the board of directors of UnionBancorp of proxies to be voted at the annual meeting of stockholders to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 24, 2001, at 10:00 a.m., local time, or at any adjournments or postponements of the meeting.

         UnionBancorp, a Delaware corporation, is a regional financial services company based in Ottawa, Illinois which has four bank subsidiaries. Our banks serve communities throughout Central and Northern Illinois through twenty-six locations. We also own the following three non-bank subsidiaries:

               o UnionData Corp, Inc., which provides data processing services;

               o UnionTrust Corporation, a trust company which also serves as an owner and lessor of banking offices to several of our banks; and

               o UnionFinancial Services, Inc., an insurance/brokerage agency located in Peru, Illinois.

         The proxy statement and the accompanying notice of meeting and proxy are first being mailed to holders of shares of our common stock, par value $1.00 per share, on or about March 16, 2001. Our 2000 annual report, including financial statements, is enclosed.

VOTING RIGHTS AND PROXY INFORMATION

         The board of directors has fixed the close of business on March 2, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Our transfer books will not be closed between the record date and the date of the annual meeting. The board of directors hopes that all stockholders can be represented at the annual meeting. Whether or not you expect to be present, please sign and return your proxy in the enclosed self-addressed, stamped envelope. Stockholders giving proxies retain the right to revoke them at any time before they are voted by written notice of revocation to the Secretary of UnionBancorp, and stockholders present at the meeting may revoke their proxy and vote in person.

         On March 2, 2001, we had 3,967,548 issued and outstanding shares of common stock. For the election of directors and for all other matters to be voted upon at the annual meeting, each share of common stock is entitled to one vote. A majority of the outstanding shares of the common stock must be present in person or represented by proxy to constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                              ELECTION OF DIRECTORS

         We have a staggered board of directors divided into three classes. One class is elected annually to serve for three years. At the annual meeting, our stockholders will be entitled to elect four Class III directors for terms of three years or until their successors are elected and qualified. Each of the nominees for election as Class III directors are incumbent directors.

         The proxy provides instructions for voting for all director nominees or for withholding authority to vote for one or more director nominees. Unless instructed to the contrary, the persons acting under the proxy which we are soliciting will vote for the nominees listed below. In the event, however, that any nominee shall be unable to serve, which is not now contemplated, the proxy holders reserve the right to vote at the annual meeting for a substitute nominee.

INFORMATION ABOUT DIRECTORS AND NOMINEES

         Set forth below is information, current as of March 2, 2001, concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. Unless otherwise indicated, each person has held the positions shown for at least five years. The four nominees, if elected at the annual meeting, will serve as Class III directors for three year terms expiring in 2004. WE RECOMMEND THAT YOU VOTE YOUR SHARES FOR ALL FOUR NOMINEES.

                                    NOMINEES

NAME                                             POSITION WITH UNIONBANCORP
(AGE)                    DIRECTOR SINCE          AND PRINCIPAL OCCUPATION
----                     --------------          --------------------------

CLASS III
(TERM EXPIRES 2004)

Charles J. Grako              2000               Director, President (since
(Age 47)                                         1999) and Chief Executive
                                                 Officer (since 2000) of
                                                 UnionBancorp; Chief Financial
                                                 Officer of UnionBancorp
                                                 (1990-2000)

Dennis J. McDonnell           2000               Director of UnionBancorp;
(Age 58)                                         Director of Global Decisions
                                                 Group; President and Chief
                                                 Operating Officer of Van Kampen
                                                 Investment Advisory Corporation
                                                 (1983-2000)

John A. Shinkle               1997               Director of UnionBancorp;
(Age 49)                                         Executive Vice President,
                                                 Synovus Securities, Inc.
                                                 (1986-present)

Scott C. Sullivan             1996               Director of UnionBancorp;
(Age 46)                                         Attorney, Williams & McCarthy

                              CONTINUING DIRECTORS

NAME                                             POSITION WITH UNIONBANCORP
(AGE)                    DIRECTOR SINCE          AND PRINCIPAL OCCUPATION
-----                    --------------          --------------------------

CLASS I
(TERM EXPIRES 2002)

Richard J. Berry              1985               Director of UnionBancorp;
(Age 48)                                         Attorney, Myers, Daugherity,
                                                 Berry, O'Conor & Kuzma, Ltd.

Walter E. Breipohl            1993               Director of UnionBancorp;
(Age 47)                                         Owner, Kaszynski/Breipohl
                                                 Realtors/Developers

Lawrence J. McGrogan          1987               Director of UnionBancorp;
(Age 63)                                         Owner, Handy Foods, Inc.


John A. Trainor               1985               Chairman of the Board (since
(Age 70)                                         2000) and Director of
                                                 UnionBancorp; Owner, Trainor
                                                 Grain & Supply Company, Inc.

CLASS II
(TERM EXPIRES 2003)

L. Paul Broadus               1986               Director of UnionBancorp;
(Age 66)                                         Founder and President, Broadus
                                                 Oil Company

Robert J. Doty                1996               Director of UnionBancorp;
(Age 73)                                         Chairman of Prairie Bancorp,
                                                 Inc. (1989-1996); Consultant,
                                                 Farm Management

Jimmie D. Lansford            1988               Director and Executive Vice
(Age 61)                                         President, Organizational
                                                 Development and Planning (since
                                                 1996) of UnionBancorp; Chief
                                                 Executive Officer, St. Mary's
                                                 Hospital (1987-1996)

I. J. Reinhardt, Jr.          1991               Director of UnionBancorp;
(Age 63)                                         Director and General Manager,
                                                 St. Louis Beverage Company


         All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between UnionBancorp and any person pursuant to which any director has been selected. No member of the board of directors is related to any other member of the board of directors.

BOARD COMMITTEES AND MEETINGS

         Our board of directors generally meets on a quarterly basis. The board of directors met six times during 2000. During 2000, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Our board of directors has standing executive, audit and compensation committees.

         The executive committee is comprised of Messrs. Berry, Broadus, Grako, Sullivan and Trainor. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee met nine times in 2000.

         The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that our books and records are kept in accordance with applicable accounting principles and standards. The audit committee charter, which sets forth the duties and responsibilities of the committee, is attached to this proxy statement as Exhibit A. The members of the audit committee are Messrs. Reinhardt (Chair), Doty and McGrogan. During 2000, the audit committee met four times.

         The compensation committee establishes compensation and benefits for the chief executive officer and reviews and recommends compensation and benefits for the other officers and employees of UnionBancorp and our subsidiaries. The committee also administers and oversees our stock-based incentive compensation plans. The members of the compensation committee are Messrs. Shinkle (Chair) Breipohl, McDonnell and Lansford (ex officio). The compensation committee met three times in 2000.

COMPENSATION OF DIRECTORS

         Each of our directors was paid a fee of $1,000 for each board meeting attended and $250 for each committee meeting attended. In addition, each director was paid an annual retainer of $2,500. Each of our directors may also receive an annual grant of options to purchase shares of common stock under UnionBancorp's stock option plan. The stock option plan provides for annual formula grants to each of our directors of options to purchase shares of common stock with an exercise price of not less than 75% of the then current market price of the common stock on the date of the grant. Such options become exercisable over five years. During 2000, no director was granted options to purchase any shares of common stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 2, 2001, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement, and by all of our directors and executive officers as a group.

                  NAME OF INDIVIDUAL OR                          AMOUNT AND NATURE OF                PERCENT
              NUMBER OF INDIVIDUALS IN GROUP                  BENEFICIAL OWNERSHIP(1)(2)            OF CLASS
              ------------------------------                  --------------------------            --------

5% STOCKHOLDERS

UnionBank, as Trustee for the                                          505,609(3)                     12.8%
UnionBancorp, Inc. Employee Stock Ownership
Plan ("ESOP")
201 East Main Street
Streator, Illinois  61364

                  NAME OF INDIVIDUAL OR                          AMOUNT AND NATURE OF                PERCENT
              NUMBER OF INDIVIDUALS IN GROUP                  BENEFICIAL OWNERSHIP(1)(2)            OF CLASS
              ------------------------------                  --------------------------            --------

Wayne W. Whalen                                                        559,388(4)                     14.1%
333 W. Wacker Drive, Suite 2100
Chicago, Illinois  60606

Jeffrey L. Gendell                                                     235,500(5)                      5.9%
200 Park Avenue, Suite 3900
New York, New York  10166

DIRECTORS AND NOMINEES

Richard J. Berry                                                        40,129(6)                      *
Walter E. Breipohl                                                      21,829                         *
L. Paul Broadus                                                         25,064(7)                      *
Robert J. Doty                                                           4,984                         *
Charles J. Grako                                                        37,310(8)                      *
Jimmie D. Lansford                                                      27,161(9)                      *
Dennis J. McDonnell                                                    492,200                        12.4%
Lawrence J. McGrogan                                                    30,153(10)                     *
I.J. Reinhardt, Jr.                                                     17,250(11)                     *
John A. Shinkle                                                          5,179(12)                     *
Scott C. Sullivan                                                       11,955(13)                     *
John A. Trainor                                                         27,979(14)                     *

All directors and executive officers as a group                        741,193                        18.7%
(12 persons)

-----------------------
* Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individual may be deemed to have sole or shared voting and/or investment power. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2) Amounts shown include interests in a general partnership held by Messrs. Berry, Broadus, Breipohl, Lansford, McGrogan, Shinkle and Trainor which holds an aggregate of 18,900 shares of common stock representing 2,079 shares by each director. Mr. Grako also has an interest in the partnership amounting to 189 shares. Voting and investment power over shares held in this partnership is shared. The information also includes shares presently obtainable through the exercise of options to purchase shares of common stock granted under UnionBancorp's stock option plan as follows: Mr. Berry - 10,150 shares; Mr. Breipohl - 10,150 shares; Mr. Broadus - 9,400 shares; Mr. Doty - 2,000 shares; Mr. Lansford - 13,550 shares; Mr. McGrogan - 10,150 shares; Mr. Reinhardt - 8,250 shares; Mr. Shinkle - 2,000 shares; Mr. Sullivan - 2,000 shares; Mr. Trainor - 9,750 shares; and Mr. Grako - 11,280 shares. Option holders have the sole power to exercise their respective options and would also be entitled to exercise sole voting and investment power over the shares issued upon the exercise of such options.

(3) All of the shares held by the employee stock ownership plan are allocated to particular participants' accounts and over which shares the employee stock ownership plan trustee has shared voting and no investment power over such shares.

(4) As reported to the Securities and Exchange Commission on a Schedule 13D/A dated October 23, 2000. In addition, Mr. Whalen's wife, Paula Wolff, and WPW Associates, L.P., a family limited partnership, were also named as parties sharing voting and investment power over such shares.

(5) As reported to the Securities and Exchange Commission on a Schedule 13G dated March 15, 2001. Mr. Gendell reported shared voting and investment power over such shares.

(6) Includes 3,000 shares held individually by Mr. Berry's spouse and 11,100 shares held in trusts for which Mr. Berry is a co-trustee, over which shares Mr. Berry has shared voting and investment power.

(7) Includes 7,380 shares held by Mr. Broadus jointly with his spouse, over which shares Mr. Broadus has shared voting and investment power.

(8) Includes 1,000 shares held by Mr. Grako jointly with his spouse, over which shares Mr. Grako has shared voting and investment power. Also includes 21,041 shares allocated to Mr. Grako under the employee stock ownership plan.

(9) Includes 2,000 shares held by Mr. Lansford jointly with his spouse, over which shares Mr. Lansford has shared voting and investment power. Also includes 1,532 shares allocated to Mr. Lansford under the employee stock ownership plan.

(10) Includes 11,040 shares held by Mr. McGrogan jointly with his spouse, over which shares Mr. McGrogan has shared voting and investment power, and also includes 1,884 shares owned solely by his spouse, over which shares Mr. McGrogan has no voting or investment power.

(11) Includes 6,000 shares held by Mr. Reinhardt jointly with his spouse over which shares Mr. Reinhardt has shared voting and investment power.

(12) Includes 400 shares held by members of Mr. Shinkle's family. Mr. Shinkle has no voting or investment power over 100 of such shares and has shared voting and investment power over the remaining 300 shares. Mr. Shinkle also has voting and investment power over 700 shares held in an investment club.

(13) Includes 1,660 shares held by Mr. Sullivan jointly with his spouse and 1,000 shares held by members of Mr. Sullivan's family. Mr. Sullivan has shared voting and investment power over the 2,660 shares.

(14) Includes 3,800 shares held solely by Mr. Trainor's spouse, over which shares Mr. Trainor has no voting or investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2000, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2000, except for a report in connection with a series of related sale transactions by Mr. Reinhardt in October and November of 2000, which has since been filed.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table shows the compensation earned for the last three fiscal years by the chief executive officer and our executive officers whose 2000 salary and bonus exceeded $100,000:

--------------------------------------------------------------------------------------------------------------------
                                              SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                  ANNUAL COMPENSATION               AWARDS
                                           ------------------------------------------------------
             (a)                   (b)             (c)               (d)              (g)                (i)

                                                                                  SECURITIES
                                                                                  UNDERLYING          ALL OTHER
           NAME AND                                                              OPTIONS/SARS       COMPENSATION
      PRINCIPAL POSITION          YEAR          SALARY($)         BONUS($)          (#)(1)               ($)
--------------------------------------------------------------------------------------------------------------------

Charles J. Grako(2)                2000         $ 162,648        $     ---             ---            $ 26,234(2)
President and Chief Executive      1999           129,170              ---           4,600              19,088(2)
Officer                            1998           112,545            7,000           4,000              17,275(2)
--------------------------------------------------------------------------------------------------------------------
Jimmie D. Lansford(3)              2000         $ 102,954        $     ---             ---            $ 19,377(3)
Executive Vice President
--------------------------------------------------------------------------------------------------------------------
R. Scott Grigsby(4)                2000         $ 218,275        $     ---             ---            $  5,200(4)
Former Chairman of the Board       1999           207,882              ---           7,600              36,294(4)
and Chief Executive Officer        1998           197,983           15,000           7,000              34,914(4)
--------------------------------------------------------------------------------------------------------------------
Wayne L. Bismark                   2000         $ 103,718        $     ---             ---            $  1,000(5)
Former Executive Vice              1999           118,173              ---           2,100              11,433(5)
President and Chief Credit         1998           112,545              ---           3,000              24,752(5)
Officer
--------------------------------------------------------------------------------------------------------------------

---------------

(1) All options vest at a rate of 20% per year on or about each anniversary of the date of grant.

(2) Mr. Grako was named chief executive officer on June 22, 2000. Represents the dollar value of allocations under our employee stock ownership plan in the amounts of $5,953 for 2000, $7,946 for 1999 and $7,062 for 1998,
     premiums for split dollar life insurance of $678 for 2000 and $2,034 for each of 1999 and 1998, fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $16,350 for 2000, $6,525 for 1999, $5,700 for 1998. In addition, it includes $3,253 of 401(k) matching contributions in 2000, $2,583 for 1999 and $2,479 for 1998.

(3) We were not required to disclose Mr. Lansford's salary information in the past. Accordingly, no information is given with respect to his compensation in 1998 and 1999. Represents the dollar value of allocations under our employee stock ownership plan in the amount of $3,768 for 2000, fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $13,550 for 2000, and $2,059 of 401(k) matching contributions in 2000.

(4) Mr. Grigsby resigned as chairman of the board and chief executive officer, effective February 8, 2000. The total for 2000 includes $218,275 which is payable to Mr. Grigsby as a result of his resignation. All other compensation represents the dollar value of allocations under our employee stock ownership plan in the amounts of $0 for 2000, $9,843 for 1999 and $9,115 for 1998, and premiums for split dollar life insurance of $1,450 for 2000, $2,901 for 1999 and $2,901 for 1998. All other compensation also includes fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $3,750 for 2000, $20,350 for 1999, $19,700 for 1998. In addition, it includes $0 of 401(k)
     matching contributions in 2000 and $3,200 in 1999 and 1998.

(5) Mr. Bismark resigned as executive vice president and chief credit officer, effective August 31, 2000. All other compensation represents the dollar value of allocations under our employee stock ownership plan in the amounts of $0 for 2000, $7,270 for 1999 and $6,626 for 1998 and fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $1,000 for 2000, $1,800 for 1999, $15,800 for 1998. In addition, it includes $0 of 401(k) matching contributions in 2000 and $2,363 in 1999 and $2,326 in 1998.

STOCK OPTION INFORMATION

         No stock options were granted in 2000 to any of the individuals named above in the summary compensation table. The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 2000 held by the individuals named in the summary compensation table, with the exception of Mr. Grigsby and Mr. Bismark, who each exercised his options after his respective resignation.

----------------------------------------------------------------------------------------------------------------------
                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                     OPTIONS VALUES
----------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities
                               Shares                         Underlying Unexercised         Value of Unexercised
                            Acquired on                          Options at FY-End         In-the-Money Options at
          Name                Exercise     Value Realized             (#)(d)                    FY-End ($)(e)
         (#)(a)                (#)(b)          ($)(c)       Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------------------
Charles J. Grako                 ---             ---            8,860         7,120      $  11,816      $      191
----------------------------------------------------------------------------------------------------------------------
Jimmie D. Lansford               ---             ---           10,440         8,810      $  22,193      $    1,841
----------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

         We are not a party to any employment agreements with our executive officers. Effective February 8, 2000, Mr. Grigsby resigned as chairman of the board and chief executive officer of UnionBancorp. In recognition of his service, the board approved a severance package for Mr. Grigsby which included a continuation to receive his base salary of $218,275 as of February 8, 2000, on a bi-monthly basis, expiring in December of 2001. In addition, his company automobile, valued at approximately $40,000, has been transferred to his name and he will receive his group health insurance benefits through the expiration of the COBRA period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2000, the members of the compensation committee were Messrs. Shinkle, Breipohl, McDonnell and Lansford (ex officio). None of these individuals was an officer or employee of UnionBancorp or any of our subsidiaries during 2000, and none of these individuals is a former officer or employee of UnionBancorp or any of our subsidiaries, except for Mr. Lansford who is Executive Vice President, Organizational Development and Planning. Mr. Lansford did not participate in any decisions pertaining to his compensation.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         The compensation committee of our board of directors is comprised of four outside directors and is responsible for recommendations to the board of directors for compensation of executive officers of our subsidiaries and UnionBancorp. In determining compensation, the following factors are generally taken into consideration:

               o the performance of the executive officers in achieving our short and long term goals;

               o payment of compensation commensurate with the ability and expertise of the executive officers; and

               o we attempt to structure compensation packages so that they are competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

         Additionally, the compensation committee considers various benefits, such as our employee stock ownership plan, 401(k) plan and the stock option plan, together with perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

         Annually, the compensation committee evaluates four primary areas of performance in determining the chief executive officer's level of compensation. These areas are:

               o    long-range strategic planning and implementation;

               o    our financial performance;

               o our compliance with regulatory requirements and relations with regulatory agencies; and

               o the individual's effectiveness of managing relationships with stockholders and the board of directors.

         When evaluating our financial performance, the committee considers profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to our long-term viability and are given equal weight in the evaluation. Finally, the committee reviewed compensation packages of peer institutions, as well as compensation surveys provided by independent third parties, to ensure that the chief executive officer's compensation is competitive and commensurate with his level of performance.

     Messrs. Shinkle (Chair), Breipohl, McDonnell and Lansford (ex officio)

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

          The following graph shows a comparison of cumulative total returns for UnionBancorp, the Nasdaq Stock Market (US Companies) and an index of Nasdaq Bank Stocks for the period commencing October 1, 1996, the date our shares were first quoted on the Nasdaq Stock Market. The graph was prepared at our request by SNL Securities, Charlottesville, Virginia.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   (ASSUMES $100 INVESTED ON OCTOBER 1, 1996)

                            TOTAL RETURN PERFORMANCE

          400

                              UnionBancorp, Inc.
          350
                              NASDAQ - Total US*

          300                 NASDAQ - Bank Index*
I
N                             SNL Midwest Bank Index
D         250
E
X
          200
V                    [GRAPHIC OF PERFORMANCE CHART OMITTED]
A
L         150
U
E
          100


          50

          10/01/96    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00

-------------------------------------------------------------------------------------------------------
                           10/01/96     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
-------------------------------------------------------------------------------------------------------
UnionBancorp, Inc.         $    100.00  $    125.40  $    191.02  $    147.52  $    126.95  $     91.94
-------------------------------------------------------------------------------------------------------
Nasdaq - Total US          $    100.00  $    105.43  $    129.13  $    182.10  $    338.42  $    203.62
-------------------------------------------------------------------------------------------------------
Nasdaq Bank Index          $    100.00  $    112.52  $    188.39  $    187.18  $    179.93  $    205.45
-------------------------------------------------------------------------------------------------------
SNL Midwest Bank Index     $    100.00  $    109.91  $    178.21  $    189.56  $    148.94  $    180.36
-------------------------------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

         Several of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) were loan customers of, and had other transactions with, us and our subsidiaries in the ordinary course of business. These loans and lines of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. During 2000, we paid approximately $156,464 to the law firm of Myers, Daugherity, Berry, O'Conor & Kuzma, Ltd. for legal services. Richard J. Berry, a director of UnionBancorp, is a principal of that firm. Additionally, in 2000, we paid premiums of approximately $167,992 to American Bankers Professional Fidelity Insurance Company, Ltd. ("ABFIC") for a blanket bond insurance policy. R. Scott Grigsby, who served as a director during the payment of these premiums, was also a director of ABFIC. Management believes such legal services and insurance were obtained on terms no less favorable than would have been obtained from unaffiliated third-parties.

                                 ACCOUNTANT FEES

AUDIT FEES

         Our independent auditor during 2000 was Crowe, Chizek and Company LLP. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of our annual financial statements as of and for the year ended December 31, 2000 and for the required review of our financial information included in our Form 10-Q filings for the year 2000 was $92,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees incurred for these services for the year 2000.

ALL OTHER FEES

         The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to us for 2000 was $338,000.

         The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as our principal accountant.

                             AUDIT COMMITTEE REPORT

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

         The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000 with our management and Crowe, Chizek and Company LLP, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2000 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                           I.J. Reinhardt, Jr. (Chair)
                                 Robert J. Doty
                              Lawrence J. McGrogan

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         For inclusion in our proxy statement and form of proxy relating to the 2002 annual meeting of stockholders, stockholder proposals must be received by us on or before November 16, 2001. In order to be presented at such meeting, notice of the proposal must be received by UnionBancorp on or before November 16, 2001, and must otherwise comply with our bylaws.

                                  OTHER MATTERS

         We do not intend to present any other business at the meeting and knows of no other matters which will be presented. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on those matters. A representative of our independent auditors, Crowe, Chizek and Company, LLP, is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

         Your proxy is solicited by the board of directors and we will pay the cost of solicitation. In addition to soliciting proxies by use of the mails, officers, directors and regular employees of UnionBancorp or our subsidiaries, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice with respect to any of the proposals on the proxy for the annual meeting, the shares of such stockholder shall be voted FOR the nominees listed under proposal 1.

                                             By Order of the Board of Directors

                                             /s/ CHARLES J. GRAKO
                                             ----------------------------------
                                             Charles J. Grako
                                             President and
                                             Chief Executive Officer

Ottawa, Illinois
March 16, 2001

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                                                       EXHIBIT A

                               UNIONBANCORP, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I.   PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to regulatory agencies, the Company's directors and shareholders and the public; (ii) the Company's systems of internal controls regarding financial accounting, legal compliance and ethics that management and the Board have established; (iii) and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, systems and procedures at all levels.

The Audit Committee -

     o Serves as an independent and objective party to monitor the Company's financial reporting process and internal control system
     o Reviews and, in consultation with the Board of Directors, implements the recommendations the Company's independent accountants and internal Risk Management Department
     o Acts as a liaison among the Company's independent accountants, the CFO, senior management, the Risk Management Department, and the Board of Directors.

II.  COMPOSITION

The Audit Committee shall consist of two or more outside directors as designated by the Board in a resolution adopted pursuant to Section 6.2 of the Company's By-laws. Unless a Chair is designated by the full Board, the members of the Committee may designate a Chair by majority vote. Members of the Audit Committee should be free from any relationship that, in the opinion of the Board, would interfere with or limit in any material respect the exercise of his or her independent judgment as a member of the Committee. All members of the Committee should have a working familiarity with basic finance and accounting practices, and at least one member of the Committee should have accounting or related financial reporting expertise. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in relevant educational programs.

III.  MEETINGS

Regular meetings of the Audit Committee shall be held in January, April, July and October of each year. Prior to each regular meeting, (i) the Committee Chair shall review the Company's financial statements for the preceding quarter with the Company's independent accountants and (ii) the Committee shall meet with the Company's Chief Executive Officer, President, Chief Financial Officer and the director of Risk Management. At least once a year the Committee shall meet with the Company's independent accountants (in the absence of Company management) to discuss any matters that the Committee deems appropriate.

IV.  RESPONSIBILITIES AND DUTIES OF AUDIT COMMITTEE

     1. SELECTION OF INDEPENDENT ACCOUNTANTS. Recommend to the Board of Directors the selection, retention or discharge of the Company's independent accountants, and approve the fees and other compensation to be paid to them.

     2. CONFLICTS OF INTEREST. On an annual basis, the Committee should require a full disclosure of, and thereafter review and discuss with the Company's independent accountants, any significant relationships the accountants may have with the Company or with others which might materially affect their independent judgment.

     3. REVIEW PERFORMANCE OF INDEPENDENT ACCOUNTANTS. Review the performance of the Company's independent accountants and report to the Board of Directors in regard thereto.

     4. INTEGRITY OF FINANCIAL STATEMENTS. In consultation with the Company's independent accountants and internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

     5. RECOMMENDATIONS REGARDING ACCOUNTING PRACTICES. Review with the Company's CEO, President, CFO and director of Risk Management any recommendations of the independent accountants with respect to the appropriateness of the Company's accounting practices.

     6. CHANGES IN AUDITING OR ACCOUNTING PRACTICES. Review with the Company's CEO, President, CFO and director of Risk Management any significant changes to the Company's auditing or accounting practices or procedures suggested or recommended by the Company's independent accountants or the internal auditing department.

     7. SIGNIFICANT JUDGMENTS. Establish systems and procedures to ensure timely and thorough reporting by management to the Company's internal auditing department and independent accountants of any significant judgments made in management's preparation of the financial statements.

     8. AUDIT DIFFICULTIES. Following completion of the annual audit, review separately with management, the independent accountants and the Risk Management Department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the audit or access to required information.

     9. SIGNIFICANT DISAGREEMENTS. Review any significant disagreement between or among management, the Company's independent accountants and the Risk Management Department in connection with preparation of the Company's financial statements.

     10. IMPLEMENTATION OF AUDIT COMMITTEE RECOMMENDATIONS. Review with the Company's independent accountants, the Risk Management Department and senior management the extent to which changes or improvements in auditing or accounting practices previously recommended or directed by the Audit Committee have been implemented.

     11. CODE OF ETHICS. Adopt, and from time to time review and update, a Company Code of Ethics and ensure that adequate systems and procedures are established to monitor compliance therewith.

     12. COMPLIANCE WITH CODE OF ETHICS. Review the Company's compliance with the Code of Ethics.

     13. FINANCIAL STATEMENTS - COMPLIANCE. Consult with the Company's independent accountants and outside legal counsel to ensure that the Company's financial statements, reports and other financial information disseminated to regulatory agencies, the Company's shareholders and the public satisfy all legal requirements.

     14. RISK MANAGEMENT DEPARTMENT. Review the audit activities and personnel of the Risk Management Department.

     15. COMPLIANCE - GENERALLY. Review, with the Company's outside legal counsel, any matters involving legal or regulatory compliance, including compliance with any SEC rules and regulations.

     16. FINANCIAL STATEMENTS - DISCLOSURE OF MATTERS ADVERSELY AFFECTING. Review, with the Company's outside counsel, and thereafter with senior management and the Board, any matter which, in the opinion of counsel, ought to be disclosed and if so disclosed could have a material, adverse effect on the Company's financial statements.

     17. AUDIT COMMITTEE CHARTER. Review this Charter from time to time and revise it as deemed necessary.

     18. FINANCIAL INFORMATION. Review, and report to the Board of Directors with respect to, the Company's quarterly and annual financial statements and any reports or other financial information submitted to any regulatory agency, the Company's shareholders or the public, including any certification, report, opinion or review rendered by the Company's independent accountants.

     19. MATTERS IDENTIFIED BY THE RISK MANAGEMENT DEPARTMENT. Review, and report to the Board of Directors with respect to, any matters the Risk Management Department has brought to management's attention and management's response thereto.

     20. FORM 10-Q. Review, with the Company's CFO and the independent accountants, Form 10-Q prior to the filing thereof. The Committee Chair may represent the entire Committee for purposes of reviewing Form 10-Q.

     21. OTHER. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                               UNIONBANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  ( )

[                                                                              ]

The Board of Directors recommends a vote FOR all nominees.
                                                          For  Withhold  For All
1. ELECTION OF DIRECTORS                                  All     All    Except
   Nominees: 01-Charles J. Grako, 02-Dennis J. McDonnell, ( )     ( )      ( )
             03-John A. Shinkle, 04-Scott C. Sullivan
________________________________________________
(Except nominee(s) written above)

Check here if you plan to attend the meeting.    [ ]

Check here if address change is noted on
reverse side.                                    [ ]

THIS PROXY WILL BE VOTED IN ACCORDANCE
WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

                                 Dated: __________________________________, 2001
                                 _______________________________________________
                                 _______________________________________________
                                                  Signature(s)
                                 NOTE! Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.




5642 UNIONBANCORP, INC.

                               UNIONBANCORP, INC.

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 2001

     The undersigned hereby appoints Jimmie D. Lansford and John A. Trainor, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of UnionBancorp, Inc., to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 24, 2001, at 10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:


New Address: ____________________________
_________________________________________
_________________________________________


                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



5642 UNIONBANCORP, INC.